                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 25, 1998



                       COMMUNITY INDEPENDENT BANK, INC.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania               000-29658              23-2357593
---------------------------      -------------      ---------------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
of incorporation or                File No.)        Identification Number)
organization)


201 North Main Street, Bernville, Pennsylvania                   19506
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(Address of principal executive offices)                       (Zip Code)



              Registrant's telephone number, including area code:

                                (610) 488-1200



                                NOT APPLICABLE
--------------------------------------------------------------------------------
            (Former name or address, if changed, since last report)
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ITEM 5     Other Events.
           ------------

           On June 25, 1998, the Board of Directors of the Corporation approved a 2-for-1 split of the common stock. The stock split is payable on July 31, 1998 to shareholders of record as of the close of business on July 17, 1998. There will be no change in the $5.00 per share par value of the common stock as a result of the split. The Corporation's news release regarding the split is attached hereto as Exhibit 99.

ITEM 7     Financial Statements, Pro-Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (c)   Exhibits.

                 - The Corporation's News Release announcing the 2-for-1 stock split.


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMMUNITY INDEPENDENT BANK, INC.



                                   By:  /s/ Arlan J. Werst
                                      -------------------------------
                                        Arlan J. Werst
                                        President and Chief Executive Officer



Date:  June 25, 1998

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                                        Page No.
-----------                                                        --------

   99                  The Corporation's News Release                  4
                       announcing 2-for-1 stock split
















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